LOOMIS SAYLES DIVIDEND INCOME FUND

LOOMIS SAYLES GLOBAL GROWTH FUND

Supplement dated May 22, 2017 to the Statement of Additional Information,

dated March 31, 2017, as may be revised and supplemented from time to time, for the Loomis Sayles Dividend Income Fund and the Loomis Sayles Global Growth Fund (the “Funds”).

Effective immediately, the tables in the sub-section entitled “Brokerage Commissions” within the section entitled “Fund Charges and Expenses” with respect to the Funds are hereby amended and restated as follows:

	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/16
Dividend Income Fund
Aggregate Brokerage Commission	$19,299	$21,936	$19,292
Directed Transactions	$25,269,021	$22,398,019	$21,077,854
Commissions Directed Transactions	$18,363	$19,444	$14,127

			Period 3/31/16[1] -11/30/16
Global Growth Fund
Aggregate Brokerage Commission			$6,512
Directed Transactions			$11,005,787
Commissions Directed Transactions			$6,043

[1]	Commencement of operations.